      AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MAY 9, 1996


                                                       REGISTRATION NO. 333-3844

- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------

                                AMENDMENT NO. 1
                                       TO
                                    FORM S-1

                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933
                            ------------------------
                               BROADVISION, INC.
             (Exact name of registrant as specified in its charter)
                            ------------------------

           DELAWARE                          7372                  94-3184303
 (State or other jurisdiction    (Primary Standard Industrial   (I.R.S. Employer
     of incorporation or         Classification Code Number)     Identification
        organization)                                               Number)

                            ------------------------

                               333 DISTEL CIRCLE
                              LOS ALTOS, CA 94022

                                 (415) 943-3600

              (Address, including zip code, and telephone number,
       including area code, of registrant's principal executive offices)
                            ------------------------

                                  PEHONG CHEN
                     PRESIDENT AND CHIEF EXECUTIVE OFFICER
                               BROADVISION, INC.
                               333 DISTEL CIRCLE
                              LOS ALTOS, CA 94022

                                 (415) 943-3600

           (Name, address, including zip code, and telephone number,
                   including area code, of agent for service)
                            ------------------------

                                   COPIES TO:

         KENNETH L. GUERNSEY                       THOMAS A. BEVILACQUA
           CYDNEY S. POSNER                           THOMAS J. LIMA
         PATRICK D. WALRAVENS                Brobeck, Phleger & Harrison LLP
  Cooley Godward Castro Huddleson &                     One Market
                Tatum                               Spear Street Tower
    One Maritime Plaza, 20th Floor               San Francisco, CA 94105
       San Francisco, CA 94111                        (415) 442-0900
            (415) 693-2000

                            ------------------------

        APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC:
   AS SOON AS PRACTICABLE AFTER THE REGISTRATION STATEMENT BECOMES EFFECTIVE.
                            ------------------------

    If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, please check the following box. / /

    If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. / /

    If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement number for the same offering. / /


    If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. / /

                            ------------------------

    THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT THAT SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933, AS AMENDED, OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID
SECTION 8(A), MAY DETERMINE.

- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------

                                    PART II
                     INFORMATION NOT REQUIRED IN PROSPECTUS


ITEM 16.  EXHIBITS AND FINANCIAL STATEMENT SCHEDULES


    (a)Exhibits


  NUMBER
- -----------
      16.1   Letter of Coopers & Lybrand L.L.P. dated May 7, 1996

                                   SIGNATURES


    Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Los Altos, State of California, on the 9th day of May, 1996.


                                          BROADVISION, INC.

                                          BY:        /s/ RANDALL C. BOLTEN

                                             -----------------------------------
                                                      Randall C. Bolten

                                                 Chief Financial Officer and
                                                 Vice President, Operations


    Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


                      SIGNATURE                                           TITLE                    DATE
- ------------------------------------------------------  -----------------------------------------  --------------

                    * PEHONG CHEN
     -------------------------------------------        President, Chief Executive Officer and     May 9, 1996
                     Pehong Chen                         Director (PRINCIPAL EXECUTIVE OFFICER)

                /s/ RANDALL C. BOLTEN                   Vice President, Operations and Chief
     -------------------------------------------         Financial Officer (PRINCIPAL FINANCIAL    May 9, 1996
                  Randall C. Bolten                      AND ACCOUNTING OFFICER)

                 * DAVID L. ANDERSON
     -------------------------------------------        Director                                   May 9, 1996
                  David L. Anderson

                   * KOH BOON HWEE
     -------------------------------------------        Director                                   May 9, 1996
                    Koh Boon Hwee

                   * YOGEN K. DALAL
     -------------------------------------------        Director                                   May 9, 1996
                    Yogen K. Dalal

                 * GREGORY SMITHERMAN
     -------------------------------------------        Director                                   May 9, 1996
                  Gregory Smitherman

              * By /s/ RANDALL C. BOLTEN
     -------------------------------------------
                  Randall C. Bolten                                                                May 9, 1996
                  (Attorney-in-fact)

                               INDEX TO EXHIBITS


 EXHIBIT NO.                                           EXHIBIT
- -------------  ----------------------------------------------------------------------------------------
       16.1    Letter of Coopers & Lybrand L.L.P., dated May 7, 1996...................................